EXHIBIT 10.4

                              EMPLOYMENT AGREEMENT

     This Agreement ("the Agreement") dated as of the 3rd day of September, 2002 (the "Effective Date"), is by and between CryoLife, Inc., a Florida corporation ("CryoLife") and David Ashley Lee (the "Employee").

                                   WITNESSETH:

     WHEREAS, the Board of Directors of CryoLife (the "Board"), has determined that it is in the best interests of CryoLife and its shareholders to enter into this Employment Agreement in order to assure the Employee of CryoLife's commitment and, in so doing, to motivate the Employee to continue in Employee's dedicated service to CryoLife even in circumstances such as a possible future threat or occurrence of a Change of Control (defined below) of CryoLife; and,

     WHEREAS, in order to accomplish these objectives, the Board has caused CryoLife to enter into this Agreement.

     NOW, THEREFORE, in consideration of the premises, the promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledges, it is hereby agreed as follows:

     1. Employment.

     (a) CryoLife hereby employs Employee in the capacity of Vice President and Chief Financial Officer and Employee hereby accepts such duties as are customarily performed and exercised by such officer subject to the supervision of the President of CryoLife. The duties of Employee shall include those duties more specifically described on Exhibit A attached hereto together with such additional duties as are assigned by the President of CryoLife.

     (b) CryoLife agrees to continue the Employee in its employ, and the Employee hereby agrees to remain in the employ of CryoLife subject to the terms and conditions of this Agreement, for the period commencing on the Effective Date and ending on the second anniversary of such date (the "Employment Period"). Unless either party elects not to extend the term of this Agreement by so notifying the other in writing at least 30 days prior to the first anniversary of the Effective Date, the Employment Period shall automatically extend for an additional one year.

     2. Employment Duties.

     (a) During the Employment Period, (A) the Employee's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the 120-day period immediately preceding the Effective Date and (B) the Employee's services shall be performed at the location where the Employee was employed immediately preceding the Effective Date.


     (b) During the Employment Period, and excluding any periods of vacation and sick leave to which the Employee is entitled, the Employee agrees to devote reasonable attention and time to the business and affairs of CryoLife and, to the extent necessary to discharge the responsibilities assigned to the Employee hereunder, to use the Employee's reasonable best efforts to perform faithfully and efficiently such responsibilities.

     (c) During the Employment Period, the Employee will not, without the prior written consent of CryoLife, directly or indirectly other than in the performance of the duties hereunder, render services of a business, professional or commercial nature to any other person or firm, whether for compensation or otherwise, except with respect to any noncompetitive family businesses of the Employee for which the rendering of such services will not have an adverse effect upon Employee's performance of his duties and obligations hereunder.

     3. Compensation, Benefits and Business Expenses.

     (a) For all services which Employee renders to CryoLife or any of its subsidiaries or affiliates during the term hereof, CryoLife agrees to pay the Employee the salary and bonus compensation as set by the Compensation Advisory Committee of the Board of Directors. Employee's salary at the Effective Date is set forth on Exhibit A.

     (b) CryoLife shall pay all reasonable expenses incurred by the Employee directly related to performance of his responsibilities and duties for CryoLife hereunder. Employee shall submit to CryoLife statements that justify in reasonable detail all reasonable expenses so incurred. Subject to such audits as CryoLife may deem necessary, CryoLife shall reimburse Employee the full amount of any such expenses advanced by Employee.

     (c) Employee shall be entitled to a vacation each year of his employment with CryoLife, according to the standard vacation policy, as well as insurance and other employment benefits, as more particularly described on Exhibit A. Vacations not taken shall be cumulative and carried over to a subsequent year.

     4. Change of Control. For the purposes of this Agreement, the term "Change of Control" shall mean a change in the beneficial ownership of CryoLife's voting stock or a change in the composition of the Board that occurs as follows:



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     (a) Any "person,"  including a "syndication"  or "group" as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, is or becomes the beneficial owner, directly or indirectly, of securities of CryoLife representing 20% or more of the combined voting power of CryoLife's then
outstanding  "Voting   Securities,"  which  is  any  security  which  ordinarily
possesses the power to vote in the election of the Board of Directors of a corporation without the happening of any precondition or contingency;

     (b) CryoLife is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation less than 80% of the outstanding Voting Securities of the surviving or resulting entity are then beneficially owned in the aggregate by (x) the shareholders of CryoLife immediately prior to such merger or consolidation, or (y) if a record date has been set to determine the shareholders of CryoLife entitled to vote on such merger or consolidation, the shareholders of CryoLife as of such record date;

     (c) If at any time the following do not constitute a majority of the Board of Directors of CryoLife (or any successor entity referred to in clause (ii) above): individuals who, prior to their election as a director of CryoLife (or successor entity if applicable) were nominated, recommended or endorsed by a formal resolution of the Board; or

     (d)  CryoLife  transfers   substantially  all  of  its  assets  to  another
corporation which is a less than 80% owned subsidiary of CryoLife.

     5. Termination of Employment.

     (a) Disability or Death. If CryoLife determines in good faith that the Disability of the Employee has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Employee written notice in accordance with Section 12(b) of this Agreement of its intention to terminate the Employee's employment. In such event, the Employee's employment with CryoLife shall terminate effective on the 30th day after receipt of such notice by the Employee (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Employee shall not have returned to full-time performance of the Employee's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Employee from the Employee's duties with CryoLife on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by CryoLife or its insurers and acceptable to the Employee or the Employee's legal representative. The Employee's employment shall terminate automatically upon the Employee's death during the Employment Period.

     (b) Cause. CryoLife may terminate the Employee's employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean:



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

     (i) the willful and continued failure of the Employee to perform substantially the Employee's duties with CryoLife (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Employee by the Board or the Chief Executive Officer of CryoLife which specifically identifies the manner in which CryoLife believes that the Employee has not substantially performed the Employee's duties, or

     (ii) the willful engaging by the Employee in illegal conduct or gross misconduct which is materially and demonstrably injurious to CryoLife.

For purposes of this provision, no act or failure to act, on the part of the Employee, shall be considered "willful" unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that the Employee's action or omission was in the best interests of CryoLife. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Employee Officer or a senior officer of CryoLife or based upon the advice of counsel for CryoLife shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of CryoLife.

     (c) Good Reason. The Employee's employment may be terminated by the Employee for Good Reason. For purposes of this Agreement, "Good Reason" shall mean:

     (i) the assignment to the Employee of any duties inconsistent in any respect with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 1(a) of this Agreement, or any other action by CryoLife which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by CryoLife promptly after receipt of notice thereof given by the Employee;

     (ii) any  failure  by  CryoLife  to comply  with any of the  provisions  of
Section 3(a) or 3(b) of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by CryoLife promptly after receipt of notice thereof given by the Employee;

     (iii) any purported or threatened termination by CryoLife of the Employee's employment otherwise than for Cause, Death or Disability; or

     (iv) any failure by CryoLife to comply with and satisfy Section 11(c) of this Agreement.



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


For purposes of this Section 5(c), any good faith determination of "Good Reason" made by the Employee shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Employee for any reason at least 90 but not more than 120 days following consummation of a Change of Control or during the 30 day period immediately following the first anniversary of a Change of Control shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

     (d) Notice of Termination. Any termination by CryoLife for Cause, or by the Employee for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than 30 days after the giving of such notice). The failure by the Employee or CryoLife to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Employee or CryoLife, respectively, hereunder or preclude the Employee or CryoLife, respectively, from asserting such fact or circumstance in enforcing the Employee's or CryoLife's rights hereunder.

     (e) Date of Termination. "Date of Termination" means (i) if the Employee's employment is terminated by CryoLife for Cause, or by the Employee for Good Reason, the date of receipt of the Notice of Termination, or any later date specified therein, as the case may be, (ii) if the Employee's employment is terminated by CryoLife other than for Cause or Disability, the Date of Termination shall be the date on which CryoLife notifies the Employee of such termination and (iii) if the Employee's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Employee or the Disability Effective Date, as the case may be.

     6. Obligations of CryoLife upon Termination.

     (a) Good Reason; Other Than for Cause, Death or Disability. If, during the Employment Period, (i) CryoLife shall terminate the Employee's employment other than for Cause, Death or Disability or (ii) the Employee shall terminate employment for Good Reason, then CryoLife shall pay to Employee as severance compensation an amount equal to $330,000.00. Such payment shall be in addition to sums due to Employee through the Date of Termination and shall be subject to normal withholding requirements of CryoLife. Payment of the amount shall be made in one lump sum payment or in six equal monthly installments as directed by the Employee.

     (b) Death. If the Employee's employment is terminated by reason of the Employee's death during the Employment Period, this Agreement shall terminate without further obligations to the Employee's legal representatives under this Agreement, other than for payment of obligations accruing through the Date of Termination.

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

     (c) Disability. If the Employee's employment is terminated by reason of the Employee's Disability during the Employment Period, this Agreement shall terminate without further obligations to the Employee, other than for payment obligations accruing through the Date of Termination.

     (d) Cause; Other than for Good Reason. If the Employee's employment shall be terminated by CryoLife for Cause or by the Employee without Good Reason during the Employment Period, this Agreement shall terminate without further obligations to the Employee other than the obligation to pay to the Employee his or her salary through the Date of Termination.

     7. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in any plan, program, policy or practice provided by CryoLife or any of its affiliated companies and for which the Employee may qualify, nor shall anything herein limit or otherwise affect such rights as the Employee may have under any contract or agreement with CryoLife or any of its affiliated companies. Amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, practice or program of or any contract or agreement with CryoLife or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

     8. Full Settlement. In no event shall the Employee be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Employee under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Employee obtains other employment. CryoLife agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Employee may reasonably incur as a result of any contest (regardless of the outcome thereof) by CryoLife, the Employee or others of the validity or enforceability of, or liability under, any provision of this Agreement.

     9. Limitation or Expansion of Benefits.

     (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any benefit, payment or distribution by the Company to or for the benefit of the Employee (whether payable or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would, if paid, be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"; such excise tax, the "Excise Tax"), then the Payment shall be reduced to the extent necessary of avoid the imposition of the Excise Tax. The Employee may select the Payment to be limited or reduced.



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     (b) All determinations  required to be made under this Section 9, including whether an Excise Tax would otherwise be imposed and the assumptions to be utilized in arriving at such determination and the value of the maximum amount payable without imposition of the Excise Tax, shall be made by the certified public accounting firm regularly engaged by the Company (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 30 business days of the receipt of notice from the Employee that a Payment is due to be made, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Employee may appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Payments hereunder will have been unnecessarily limited by this Section 9
("Underpayment"),   consistent  with  the  calculations   required  to  be  made
hereunder. The Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be paid by the Company to or for the benefit of the Employee.

     (c) The provisions of this Section 9 shall not apply unless and until amounts become payable to Employee pursuant to Section 6(a) hereof.

     10. Confidential Information. The Employee and CryoLife are parties to one or more separate agreements respecting confidential information, trade secrets, inventions and non-competition (collectively, the "IP Agreements"). The parties agree that the IP Agreements shall not be superceded or terminated by this Agreement and shall survive any termination of this Agreement.

     11. Successors.

     (a) This Agreement is personal to the Employee and without the prior written consent of CryoLife shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal representatives.

     (b) This Agreement shall inure to the benefit of and be binding upon CryoLife and its successors and assigns.



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


     (c) CryoLife will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of CryoLife to assume expressly and agree to perform this Agreement in the same manner and to the same extent that CryoLife would be required to perform it if no such succession had taken place. As used in this Agreement, "CryoLife" shall mean CryoLife as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     12. Miscellaneous.

     (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force and effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

     (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

      If to the Employee:

      David Ashley Lee
      3802 Wieuca Terrace NE
      Atlanta, GA  30342


      If to CryoLife:

      CryoLife, Inc.
      1655 Roberts Boulevard, N.W,
      Kennesaw, Georgia 30144
      Attention:  President

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

     (c) The invalidity or unenforceability or any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     (d) CryoLife may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

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     (e) From and after the Effective  Date this Agreement  shall  supersede any other agreement between the parties with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the Employee has hereunder set the Employee's hand and, pursuant to the authorization from its Board, CryoLife has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.




                                    /s/ D.A. Lee
                                    --------------------------------------------
                                    David Ashley Lee


                                    CRYOLIFE, INC.


                                    By:  /s/ Steven G. Anderson
                                       -----------------------------------------
                                        Steven G. Anderson
                                        Chairman, President and CEO


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

                                    Exhibit A

Duties and Responsibilities of DAVID ASHLEY LEE:
-----------------------------------------------

     All duties of Vice President and Chief Financial Officer and duties not inconsistent with such duties that are assigned by the President.

Compensation:
------------

     Salary of $220,000 and bonus set by the Compensation Advisory Committee. Salary & Bonus subject to yearly review by the Compensation Advisory Committee of the Board of Directors:

Vacation and Employee Benefits:
------------------------------

     See attached Company vacation plan, standard Company medical plan and contributory 401K plan.

Company Business:
----------------

     The development, marketing, sale and distribution of tissue preservation services and biomedical and medical products.





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